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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Quanex Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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QUANEX CORPORATION	January 21, 2003
1900 West Loop South Suite 1500 Houston, Texas 77027 (713) 961-4600
Dear Fellow Stockholder:

You are cordially invited to attend the Company's Annual Meeting of Stockholders to be held at 8:00 a.m., C.S.T., on Wednesday, February 26, 2003, at the Company's principal executive offices at 1900 West Loop South, 15th Floor, Houston, Texas.
This year you will be asked to vote in favor of two proposals. The proposals concern the election of two directors and an amendment to the Company's 1996 Employee Stock Option and Restricted Stock Plan. These matters are more fully explained in the attached proxy statement, which you are encouraged to read.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU APPROVE THE PROPOSALS AND URGES YOU TO VOTE AT YOUR EARLIEST CONVENIENCE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.
Thank you for your cooperation.
Sincerely,

Raymond A. Jean Chairman of the Board

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held February 26, 2003

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Quanex Corporation, a Delaware corporation (the "Company"), will be held at the principal executive offices of the Company, 1900 West Loop South, Suite 1500, Houston, Texas, on February 26, 2003, at 8:00 a.m., C.S.T., for the following purposes:

  (1)
  To elect two directors to serve until the Annual Meeting of Stockholders in 2006;

  (2)
  To consider and act upon a proposal to amend the 1996 Employee Stock Option and Restricted Stock Plan; and

  (3)
  To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

        Information with respect to the above matters is set forth in the Proxy Statement that accompanies this Notice.

        The Board of Directors has fixed the close of business on January 9, 2003, as the record date for determining stockholders entitled to notice of and to vote at the meeting. A complete list of the stockholders entitled to vote at the meeting will be maintained at the Company's principal executive offices, will be open to the examination of any stockholder for any purpose germane to the meeting during ordinary business hours for a period of ten days prior to the meeting, and will be made available at the time and place of the meeting during the whole time thereof.

        Please execute your vote promptly. Your designation of a proxy is revocable and will not affect your right to vote in person if you find it convenient to attend the meeting.

        The Company's Annual Report to Stockholders for the year ended October 31, 2002, accompanies this Notice.

                      By order of the Board of Directors,

                      Michael W. Conlon, Secretary

Houston, Texas
January 21, 2003

PROXY STATEMENT

Annual Meeting of Stockholders
To Be Held February 26, 2003

        This Proxy Statement and the accompanying form of proxy are to be first mailed on or about January 21, 2003, to all holders of record on January 9, 2003, (the "Record Date"), of the Common Stock, $.50 par value ("Common Stock"), of Quanex Corporation, a Delaware corporation (the "Company"), and are furnished in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the Annual Meeting of Stockholders to be held at the Company's principal executive offices, 1900 West Loop South, Suite 1500, Houston, Texas, 77027, at 8:00 a.m., C.S.T., on Wednesday, February 26, 2003, and at any adjournment or adjournments thereof. Shares of Common Stock represented by any unrevoked proxy in the enclosed form, if such proxy is properly executed and is received prior to the meeting, will be voted in accordance with the specifications made on such proxy. Proxies on which no specifications have been made will be voted for the election as directors of the nominees listed herein and for the amendment to the 1996 Employee Stock Option and Restricted Stock Plan. Proxies are revocable by written notice to the Secretary of the Company at the address of the Company set forth below, or by delivery of a later dated proxy, at any time prior to their exercise. Proxies may also be revoked by a stockholder attending and voting in person at the meeting.

        The Common Stock is the only class of securities of the Company that is entitled to vote at the meeting. As of the close of business on the Record Date, the date for determining stockholders who are entitled to receive notice of and to vote at the meeting, there were 16,493,104 shares of Common Stock issued and outstanding. Each share is entitled to one vote. The presence at the meeting, in person or by proxy, of the holders of a majority of shares of Common Stock is necessary to constitute a quorum.

        The cost of soliciting proxies will be borne by the Company. Solicitation may be made personally or by mail, telephone or electronic data transfer by officers, directors and regular employees of the Company (who will not receive any additional compensation for any solicitation of proxies), as well as by the firm of D. F. King & Co., which has been retained by the Company to assist in the solicitation for a fee of approximately $4,500. The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses for sending proxy materials to the beneficial owners of Common Stock. The mailing address of the Company's principal executive office is 1900 West Loop South, Suite 1500, Houston, Texas 77027.

MATTERS TO COME BEFORE THE MEETING

(1)  Election of Directors

        Two directors are to be elected at the meeting. The Company's Restated Certificate of Incorporation and Bylaws both provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible, with the terms of office of the classes expiring at different times. As a result of the death of Carl E. Pfeiffer, the classes of directors ceased to be as nearly equal in number as possible. Therefore, in order to more equally distribute the members of the Board of Directors among the classes, Joseph J. Ross moved, effective as of the December 5 Board Meeting, from the class whose terms expire at the 2003 Annual Meeting to the class whose terms expire at the 2004 Annual Meeting. Therefore, the directors whose terms expire at the 2004 Annual Meeting are Vincent R. Scorsone and Joseph J. Ross.    The terms of office of two directors, Donald G. Barger, Jr. and Raymond A. Jean, expire at the 2003 Annual Meeting. The proposed nominees for director for a term expiring at the 2006 Annual Meeting are Messrs. Barger and Jean. The respective terms of directors expire on the dates set forth below.

Nominees for election for terms expiring at the 2006 Annual Meeting	Principal Occupation	Age	Director Since
Donald G. Barger, Jr.	Senior Vice President and Chief Financial Officer of Yellow Corporation, a provider of transportation services throughout North America and, through partnership alliances, other international markets (Overland Park, Kansas)	59	1995
Raymond A. Jean	Chairman of the Board, President and Chief Executive Officer, Quanex Corporation	60	2001
Directors whose terms expire at the 2005 Annual Meeting
Susan F. Davis	Vice President of Human Resources of Johnson Controls, Inc., a global market leader in automotive systems and building controls (Milwaukee, Wisconsin)	49	1998
Russell M. Flaum	Executive Vice President of Illinois Tool Works, Inc., an international manufacturer of engineered components and products for automotive, construction and general industrial markets (Glenview, Illinois)	52	1997
Michael J. Sebastian	Retired since 1995 from Cooper Industries, Inc., manufacturer of electrical, automotive and industrial equipment (Houston, Texas)	72	1991
Directors whose terms expire at the 2004 Annual Meeting
Vincent R. Scorsone	Retired since 1994 from ALCOA, Inc. a manufacturer of aluminum products (Pittsburgh, Pennsylvania)	67	1995
Joseph J. Ross	Chairman and Chief Executive Officer of Federal Signal Corporation, a manufacturer of safety and communications equipment and specialty vehicles (Oak Brook, Illinois)	56	2001

        Messrs. Barger and Jean, have indicated a willingness to serve if elected. If a nominee should be unable to serve or will not serve for any reason, and if any other person is nominated, the persons designated on the accompanying form of proxy will have discretionary authority to vote or refrain from voting in accordance with their judgment on such other nominee unless authority to vote on such matter is withheld. The nominees receiving a plurality of votes cast at the meeting will be elected directors. Abstentions and broker nonvotes will not be treated as a vote for or against any particular director and will not affect the outcome of the election of directors.

        Mr. Barger was appointed to his present position with Yellow Corporation in December 2000. From March 1998 to December 2000, Mr. Barger was Vice President and Chief Financial Officer of Hillenbrand Industries, a provider of services and products for the health care and funeral services industries. From 1993 to 1998, Mr. Barger was Vice President of Finance and Chief Financial Officer of Worthington Industries, Inc., a diversified steel processor. From 1973 to 1993, Mr. Barger was employed by B. F. Goodrich Company, manufacturer of automobile tires and related products. Mr. Barger currently serves on the board of Gardner Denver, Inc.

        Mr. Jean joined the Company as Chief Executive Officer and was elected to the Board of Directors in February 2001 and elected Chairman of the Board in May 2001. Prior to joining the Company, Mr. Jean was Corporate Vice President and a member of the Board of Directors for AMSTED Industries, a diversified, privately held manufacturer of railroad, vehicular, construction, and general industrial products. Prior to joining AMSTED Industries, through its acquisition of Varlen Corporation in August 1999, Mr. Jean had served as President and Chief Executive Officer of Varlen Corporation, a leading manufacturer of engineered components for transportation markets, since 1999 and President and Chief Operating Officer since 1997. Mr. Jean currently serves on the board of AMSTED Industries.

        Ms. Davis has been employed in the principal occupation shown above, or in a similar one with the same employer, for more than five years. Ms. Davis currently serves on the board of Butler Manufacturing Company.

        Mr. Flaum has been employed in the principal occupation shown above, or in a similar one with the same employer, for more than five years.

        Mr. Sebastian retired from Cooper Industries, Inc. in 1995, and for more than five years prior to his retirement, he served as Executive Vice President.

        Mr. Scorsone retired from ALCOA, Inc. in 1994, and prior to his retirement, served as Executive Vice President, Chairman's Counsel from 1991 to 1994 and Group Vice President, ALCOA Aerospace and Industrial Products from 1986 to 1991.

        Mr. Ross has been employed in the principal occupation shown above, or in a similar one with the same employer, for more than five years. Mr. Ross currently serves on the board of Federal Signal Corporation.

(2)  Amendment to the 1996 Employee Stock Option and Restricted Stock Plan

        On October 12, 1995, the Board of Directors approved, subject to approval of the stockholders, upon recommendation of the Compensation and Management Development Committee, the Quanex Corporation 1996 Employee Stock Option and Restricted Stock Plan (as amended through the date hereof, the "1996 Employee Plan"). The 1996 Employee Plan was approved at the February 22, 1996 Annual Meeting of Company Stockholders.

        On December 5, 2002, the Board of Directors approved, subject to approval of the stockholders, upon recommendation of the Compensation and Management Development Committee, an amendment to the 1996 Employee Plan (the "1996 Employee Plan Amendment"). The 1996 Employee Plan Amendment accomplishes two purposes. First, it makes non-employee directors eligible to receive grants of stock options and restricted stock awards under the 1996 Employee Plan. Non-employee directors now receive option grants under the Quanex Corporation 1997 Non-Employee Directors Stock Option Plan (the "1997 Director Plan"). The grant of options to directors under the 1997 Director Plan is described under "Director Compensation". The Company desires to have the flexibility to provide compensation to non-employee directors in the form of restricted stock as well as stock options. The Company believes the most efficient way to accomplish this result is to make non-employee directors eligible to receive grants under the 1996 Employee Plan. In connection with doing so, the Company will no longer need to use the 1997 Director Plan for stock option grants in the future and, therefore, the Board has authorized the amendment of the 1997 Director Plan, subject to stockholder approval of the 1996 Employee Plan Amendment, to terminate future grants of options under the 1997 Director Plan.

        Secondly, the 1996 Employee Plan Amendment will increase the number of shares available for options and restricted stock awards under the 1996 Employee Plan by 1,200,000 shares. If the 1996 Employee Plan Amendment is approved by the stockholders, 332,000 shares of Common Stock will no longer be available for option grants under the 1997 Director Plan. The net result will be to increase the number of shares available for awards by 868,000.

        The following is a summary of the 1996 Employee Plan Amendment, a copy of which is attached as "EXHIBIT A" to this Proxy Statement and incorporated herein by reference, and certain provisions of the 1996 Employee Plan. Such summary does not purport to be a complete statement of the 1996 Employee Plan or the 1996 Employee Plan Amendment and is qualified in its entirety by reference to the full text of the 1996 Employee Plan and the 1996 Employee Plan Amendment. The grant of an option and the award of shares of restricted stock under the 1996 Employee Plan are collectively referred to in this summary as an "Award."

Purpose and Administration of the 1996 Employee Plan

        The 1996 Employee Plan is intended to advance the best interest of the Company by providing certain full-time employees, including officers and directors (after giving effect to the 1996 Employee Plan Amendment), who have substantial responsibility for the Company's management and growth, with additional incentive by increasing their proprietary interest in the success of the Company, and thereby encouraging them to remain in the Company's employ.

        The 1996 Employee Plan is administered by the Compensation and Management Development Committee (the "Committee") of the Board of Directors. The Committee is comprised of not less than three directors of the Company selected by the Board of Directors, all of whom are non-employee directors, and this policy will be continued. Each member of the Committee satisfied the independence requirements of the New York Stock Exchange. Each such individual also met the definitions of "non-employee director" and "outside director" under Section 162(m) of the Internal Revenue Code of 1986.

Eligibility and Participation

        The individuals currently eligible to participate in the 1996 Employee Plan are full-time, key employees, including officers and employee directors of the Company or of any parent or subsidiary corporation, as the Committee may determine from time to time. Currently 24 persons participate in the 1996 Employee Plan.

        The Company's 1997 Director Plan was intended to advance the interest of the Company by providing non-employee directors who, at the time of their service, are not employees of the Company or any of its subsidiaries (referred to herein as "Non-Employee Directors"), with an additional incentive to serve the Company by increasing their proprietary interest in the success of the Company. The Board of Directors wishes to increase the Company's flexibility in structuring equity-based compensation for Non-Employee Directors and to simplify the Company's benefit plan structure by including Non-Employee Directors in the 1996 Employee Plan, as described in the 1996 Employee Plan Amendment. Following stockholder approval of the 1996 Employee Plan Amendment, Non-Employee Directors would be permitted to participate in the 1996 Employee Plan and to receive stock options and restricted stock awards thereunder. Upon approval of the 1996 Employee Plan Amendment by the Company's stockholders, the 1997 Director Plan will be automatically amended to prohibit future grants of options to Non-Employee Directors thereunder.

Shares Subject to the 1996 Employee Plan

        The 1996 Employee Plan currently provides for the granting of Awards with respect to an aggregate amount of not more than 1,350,000 shares of the Company's Common Stock, subject to adjustment for changes in capitalization. Such shares may be treasury shares or authorized but unissued shares. If any outstanding Award expires or terminates, the shares of Common Stock allocable to the unexercised portion of such Award may be again available for purposes of Awards under the 1996 Employee Plan. The 1996 Employee Plan provides that the maximum number of shares of Common Stock subject to options that may be awarded to any employee under the 1996 Employee Plan during any consecutive three-year period is 250,000; and the maximum number of shares of Common Stock that may be awarded under the 1996 Employee Plan during any consecutive three-year period is 250,000. Further, the 1996 Employee Plan provides that no employee may exercise the election permitted under Section 83(b) of the Internal Revenue Code of 1986, as amended, with respect to an Award without written approval of the Committee. If the Committee permits such an election with respect to any Award, the Company will require the Award recipient to pay the Company an amount necessary to satisfy the Company's tax withholding obligation.

        Over the last several years, the number of shares available for grant under the 1996 Employee Plan has been depleted. As of December 31, 2002, options to purchase 1,231,742 shares of Common Stock and awards of 53,000 shares of restricted Common Stock have been granted under the 1996 Employee Plan and approximately 139,143 shares of Common Stock remain available under the 1996 Employee Plan. Awards for shares of restricted Common Stock were not available under the 1997 Director Plan. The Board has determined that, to continue promoting the interests of the Company and its stockholders and to attract, maintain and motivate its key employees and Non-Employee Directors with compensatory arrangements and benefits by ensuring that a sufficient number of shares of Common Stock is available for purposes of granting options and restricted stock awards under the 1996 Plan, it is in the best interest of the Company to increase the number of shares available for options and restricted stock awards under the 1996 Employee Plan by 1,200,000 shares. If the 1996 Employee Plan Amendment is approved by the stockholders, 332,000 shares of Common Stock will no longer be available for option grants under the 1997 Director Plan. The net result will be to increase the number of shares available for awards by 868,000.

Certain Considerations

        Stockholders should know that certain disadvantages may result from the adoption of the 1996 Employee Plan Amendment, including the reduction in their interests in the Company with respect to earnings per share, voting liquidation value and book and market value per share if options to acquire shares of Common Stock or restricted stock awards are granted.

Plan Benefits

        The table set forth below provides information regarding stock options granted for the 2002 fiscal year in fiscal year 2003 through December 31, 2002 to certain of our officers and directors under the 1996 Employee Plan. No stock options and no restricted stock awards were granted to such officers and directors under the 1996 Employee Plan during the 2002 fiscal year. Options have historically been granted by the Compensation & Management Development Committee during the October meeting of the Committee in conjunction with the October meeting of the Board of Directors. Because of the decision to eliminate the October Board meeting, the Committee reviewed and granted stock options at the

December 2002 meeting. In order to illustrate activity of the 1996 Employee Plan, the table reflects stock options granted to executive officers on December 4, 2002. The amounts of future grants under the 1996 Employee Plan are not determinable since the 1996 Employee Plan is a flexible plan that gives the Compensation Committee broad discretion to fashion the terms of awards in order to provide eligible participants with stock-based incentives as the Compensation Committee deems appropriate. It permits the issuance of awards in a variety of forms, including (i) restricted stock, (ii) incentive stock options, and (iii) nonqualified stock options.

	1996 Employee Plan(1)
Name and Position	Dollar Value($)(2)		Number of Units
Raymond A. Jean Chairman of the Board, President and Chief Executive Officer	$722,700		55,000	(3)
Terry M. Murphy Vice President—Finance and Chief Financial Officer	$328,500		25,000	(3)
Michael R. Bayles Vice President—Strategic Planning & Business Development	$328,500		25,000	(3)
Paul J. Giddens Vice President—Human Resources & Administration	$183,960		14,000	(3)
Robert V. Kelly Former Vice President and Vehicular Products Group President (Retired June 2002)	$0		0
Total Executive Group	$1,563,660		119,000	(3)
Non-Executive Director Group	$0	(4)	0	(4)
Non-Executive Officer Employee Group	$0		0

(1)
As of January 15, 2003, there were 139,143 shares of our Common Stock available for grant under the 1996 Employee Plan. If the 1996 Employee Plan Amendment is approved at the annual meeting, an additional 1,200,000 shares will be available for grant under the 1996 Employee Plan.

(2)
Black-Scholes valuation of options at the time of grant was $13.14 per share.

(3)
Granted on December 4, 2002

(4)
Prior to the adoption of the 1996 Employee Plan Amendment, non-employee directors (also referred to as "Non-Executive Directors") were not eligible to receive grants under the 1996 Employee Plan. During the 2002 fiscal year, the Non-Executive Director Group received options to purchase an aggregate of 18,000 shares of our Common Stock under the 1997 Director Plan. Upon approval of the 1996 Employee Plan Amendment by the Company's stockholders, the 1997 Director Plan will be automatically amended to prohibit future grants of options thereunder. As discussed above under "Director Compensation", the Board authorized the grant of 500 shares of restricted stock to each of the six non-employee directors under the 1996 Employee Plan as amended by the 1996 Employee Plan Amendment for a total of 3,000 shares, in connection with the termination of the accrual of future benefits under the Company's director retirement program as part of the phase-out of that program. These restricted stock grants are subject to stockholder approval of the 1996 Employee Plan Amendment, and if the 1996 Employee Plan Amendment is not approved, the restricted stock will be returned to the Company.

        The Company's Board of Directors may modify, revise or terminate the 1996 Employee Plan at any time. However, without Company stockholder approval by a majority of the votes cast at a duly held stockholders' meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the issue, the Board of Directors may not (a) increase the aggregate number of shares that may be subject to awards pursuant to the provisions of the 1996 Employee Plan; (b) materially increase the benefits accruing to participants under the 1996 Employee Plan or (c) materially modify the requirements as to eligibility for participation in the 1996 Employee Plan.

Vote Required and Recommendation for Approval

        The Board of Directors of the Company has adopted the 1996 Employee Plan Amendment. However, the 1996 Employee Plan Amendment will not be effective unless the holders of a majority of the shares of Common Stock present in person or by proxy at the meeting and entitled to vote thereon vote "FOR" the approval of the 1996 Employee Plan Amendment. The enclosed proxy provides a means for stockholders to vote for the approval of the 1996 Employee Plan Amendment, to vote against the approval of the 1996 Employee Plan Amendment or to abstain from voting with regard to approval of the 1996 Employee Plan Amendment. Each properly executed proxy received in time for the meeting will be voted as specified therein. If a stockholder executes and returns a proxy but does not specify otherwise, the shares represented by such stockholder's proxy will be counted for approval of the 1996 Employee Plan Amendment. Abstentions will be counted toward the calculation of a quorum, but are not treated as either a vote for or a vote against the proposal. Therefore, an abstention has the same effect as a vote against the proposal. Under Delaware law, any unvoted positions in brokerage accounts, while present for general quorum purposes, are not entitled to vote. Therefore, such unvoted shares will have no effect on the outcome of the vote on the 1996 Employee Plan Amendment. The Board of Directors recommends that you vote "FOR" the approval of the 1996 Employee Plan Amendment.

EXECUTIVE OFFICERS

        Set forth below is certain information concerning the executive officers of the Company, each of whom serves at the pleasure of the Board of Directors. There is no family relationship between any of these individuals or any of the Company's directors.

Name and Age	Office and Length of Service
Raymond A. Jean; 60	Chairman of the Board, President and Chief Executive Officer since 2001
Michael R. Bayles; 51	Vice President, Strategic Planning and Business Development since 2001
Terry M. Murphy; 54	Vice President of Finance and Chief Financial Officer since 1999
Paul J. Giddens; 58	Vice President of Human Resources and Administration since 1998

        Mr. Jean was elected Chairman of the Board on May 22, 2001 and was named President and Chief Executive Officer of the Company on February 22, 2001. Prior to that time, Mr. Jean was Corporate Vice President of Amsted Industries, a diversified, privately held manufacturer of railroad, vehicular, building, and general industrial products, since 1999. Prior to that time, Mr. Jean was President and Chief Executive Officer of Varlen Corporation, a leading manufacturer of engineered components for transportation markets, since 1999 and President and Chief Operating Officer since 1997. Prior to that time, Mr. Jean was Group Vice President and Chief Operating Officer of Varlen since 1993 and Group Vice President since 1988.

        Mr. Bayles was named Vice President, Strategic Planning & Business Development of the Company on May 24, 2001. Prior to that time, Mr. Bayles was Executive Vice President of Helm Financial, a firm engaged in the leasing of rail transportation equipment, since 2000. Prior to that time, Mr. Bayles was President and Chief Operating Officer of Standard Truck Company, a privately held company serving the railroad components market, since 1998 and President and Chief Operating Officer of M-Wave, Inc., a leading manufacturer of high performance printed circuits, since 1997. Prior to that time, Mr. Bayles held manufacturing and general manager positions at Varlen Corporation since 1988.

        Mr. Murphy was named Chief Financial Officer and Vice President of Finance of the Company on July 1, 1999. Prior to that time, Mr. Murphy was Senior Vice President, Finance and Chief Financial

Officer for The Barnes Group Inc., a diversified manufacturer of metal parts and distributor of industrial supplies, from 1997 to 1999 and Vice President and Chief Financial Officer of Kysor Industrial Corporation, a manufacturer of commercial refrigeration products, from 1992 to 1997. Prior to that time, Mr. Murphy was Vice President of Finance, Treasurer and Chief Financial Officer of Northwest Telecommunications from 1986 to 1992.

        Mr. Giddens was named Vice President of Human Resources and Administration of the Company on September 1, 1998 and prior to that time was Corporate Director of Human Resources for Barnes Group, Inc. since June 1997 and Vice President of Human Resources for York & Associates, Inc., a business information systems consulting firm, since October 1996. Prior to that time, Mr. Giddens was Corporate Director of Human Resources for Georgia Pacific Corporation, a forest products company, since July 1992 and Manager of Human Resources & Organizational Development for General Electric Company since April 1985.

COMMITTEES OF THE BOARD OF DIRECTORS

        Pursuant to the Company's Bylaws, the Board of Directors has established several committees, currently consisting of an Audit Committee, a Compensation and Management Development Committee, an Executive Committee and a Nominating and Corporate Governance Committee. During fiscal 2002, the Board of Directors met five times, the Audit Committee, the Compensation and Management Development Committee and the Nominating and Corporate Governance Committee each met twice. The Executive Committee did not meet. All directors attended more than 75% of the combined number of Board meetings and meetings of committees of which they are members.

Audit Committee

        The current members of the Audit Committee are Messrs. Flaum, Ross and Barger, who is Chairman. The Audit Committee's responsibilities to the Board are detailed in the Audit Committee Charter attached hereto as "EXHIBIT B", which is incorporated herein by reference.

Report to Shareholders

        We have reviewed and discussed the Company's audited financial statements for the year ended October 31, 2002, with management and with Deloitte & Touche LLP, certified public accountants, the independent auditors and accountants for the Company. In addition, we discussed with Deloitte & Touche LLP the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380) with respect to those statements.

        We have received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and have discussed with Deloitte & Touche LLP its independence in connection with its audit of the Company's most recent financial statements.

        Based on these reviews and discussions, we recommended to the board of directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 2002.

        Donald G. Barger, Russell M. Flaum and Joseph J. Ross, the current members of the Audit Committee, were appointed to such committee on December 5, 2002 in connection with the routine changes in membership of the committees of the Company's Board of Directors. Each member of the Committee satisfied the independence requirements of the New York Stock Exchange. Each such individual also met the definitions of "non-employee director" under Rule 16b-3 of the Securities and Exchange Act of 1934 and "outside director" under Section 162(m) of the Internal Revenue Code of 1986.

        The board of directors has adopted a written charter for the Audit Committee, a copy of which is incorporated in this Proxy Statement.

        The information in the foregoing five paragraphs shall not be deemed to be soliciting material, or be filed with the SEC or subject to Regulation 14A or 14C or to liabilities of Section 18 of the Securities Act, nor shall they be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate these paragraphs by reference.

Dated December 5, 2002

Audit Committee
Donald G. Barger, Jr., Chairman
Russell M. Flaum
Joseph J. Ross

Audit and Related Fees

        Audit Fees: Fees from Deloitte & Touche LLP for the fiscal year 2002 audit and the review of Forms 10-Q were $435,000.

        Financial Information Systems Design and Implementation Fees: There were no fees billed by Deloitte & Touche LLP to the Company for financial information systems design and implementation for fiscal 2002.

        All Other Fees: Fees for all other services rendered by Deloitte & Touche LLP for fiscal 2002, including audits of employee benefit plans and other special purpose attestation reports, tax compliance and consulting, and other services were $230,939. Deloitte & Touche LLP is one of a number of tax and actuarial services providers used by the Company.

        The Audit Committee has determined that the provisions of services rendered for all other fees, as described in the paragraph above, is compatible with maintaining independence of Deloitte & Touche LLP.

Compensation and Management Development Committee

        The current members of the Compensation and Management Development Committee are Ms. Davis and Messrs. Flaum and Scorsone, who is Chairman. The Compensation and Management Development Committee's responsibilities to the Board are detailed in the Compensation and Management Development Committee Charter attached hereto as "EXHIBIT C", which is incorporated herein by reference.

Report to Shareholders

        The Compensation and Management Development Committee (the "Committee") of your Board of Directors is pleased to present its annual report, which is intended to update shareholders on the results of the executive compensation program. This report summarizes the responsibilities of the Committee, the compensation policy and objectives that guide the development and administration of the executive compensation program, each component of the program, and the basis on which the compensation for the Chief Executive Officer, corporate officers and other key executives was determined for the fiscal year ended October 31, 2002.

        During the fiscal year ended October 31, 2002, each member of the Committee satisfied the independence requirements of the New York Stock Exchange. Each such individual also met the definitions of "non-employee director" under Rule 16b-3 under the Securities and Exchange Act of 1934 and "outside director" under Section 162(m) of the Internal Revenue Code of 1986. The Committee was comprised of the following Board Members: Vincent R. Scorsone, Chairman; Susan F. Davis; and Russell M. Flaum.

        The Committee's responsibilities are to oversee the development and administration of the total compensation and benefits programs for corporate officers and key executives, and administer the executive annual incentive and stock incentive plans. In addition to these duties, the Committee also reviews the Company's plans and processes for senior management selection, development and succession. The Committee's charter as approved by the Board of Directors is included elsewhere in this Proxy Statement. During the 2002 fiscal year, the Committee met twice.

Compensation Philosophy

        The objective of the executive compensation program is to create financial incentive for corporate officers and key executives to achieve performance plans by offering them the opportunity to earn above average compensation when the Company achieves above average results. To reach this objective the Company emphasizes variable incentive pay. The executive compensation program includes base salary, annual cash incentive compensation, long-term incentives composed of long-term stock option grants and performance unit awards, and executive benefits.

        On an annual basis the Committee, in conjunction with executive management, assesses the effectiveness of the overall program and compares the compensation levels of its executives and the performance of the Company to the compensation received by executives and the performance of similar companies. The primary market comparisons are made to a broad group of manufacturing companies, adjusted for size and job responsibilities. This group is broader than the group of peer companies included in the Relative Market Performance graph presented elsewhere in this Proxy Statement, and is more representative of the market in which the Company competes for executive talent and provides a consistent and more stable market reference from year to year. As a secondary validation, however, the pay levels of the peer companies are compared against the broad manufacturing group and have been found to be comparable. Data sources include national survey databases, proxy disclosures, and general trend data which are reported annually.

        Variable incentives, both annual and longer-term, are important components of the program and are used to link pay with performance results. Longer-term incentives are designed to create a heavy emphasis on increasing total shareholder value as measured by share price appreciation and dividends. The annual incentive plans measure a combination of corporate and group / division profitability using return on investment, and return on net assets employed, respectively. Executives with Company-wide responsibilities are measured on overall Company results. Executives with specific division responsibilities are measured on the results of their specific business unit(s). Variable incentive awards and performance standards are calibrated such that total compensation will generally approximate the market 75th percentile when Company performance results are at the 75th percentile.

        Section 162(m) of the Internal Revenue Code of 1986, as amended, currently imposes a $1 million limitation on the deductibility of certain compensation paid to the Company's five highest paid executives. Excluded from the limitation is compensation that is "performance based." For compensation to be performance based, it must meet certain criteria, including being based on predetermined objective standards approved by shareholders. In general, the Company believes that compensation relating to options granted under its current employee stock option plans qualifies for exclusion from the $1 million limitation. Compensation relating to the Company's restricted stock and incentive compensation awards do not currently qualify for exclusion from the limitation, given the discretion that is provided to the Committee under the Company's plans in establishing the performance goals for such awards. While the Committee will continue to take into account the potential application of Section 162(m) with respect to incentive compensation awards and other future compensation decisions made in the future, the Committee believes that the exercise of its discretion in the evaluation of the performance of the Company's management is an important part of its responsibilities, and results in increased benefit to the Company's shareholders.

        The following is a discussion of each of the principal components of the total executive compensation program. There have been no major changes in the executive compensation program during the 2002 fiscal year.

Base Salary

        The base salary program targets the median of the primary comparison group. Each executive is reviewed on an annual basis. Salary adjustments are based on the individual's experience and background, performance during the prior year, the general movement of salaries in the marketplace, and the Company's financial position. Due to these factors, an executive's base salary may be above or below the median (50th percentile of the market) at any point in time. Overall, the base salaries of the corporate officers and key executives approximate the market median.

Annual Incentive Compensation

        The Committee administers the Executive Incentive Compensation Program ("EICP") for corporate officers and selected key executives. The goal of the EICP is to reward participants in proportion to the performance of the Company and/or the business unit for which they have direct responsibility.

        The EICP relies on predetermined, objective performance measures. For officers with corporate responsibilities, the performance measure is return on investment. For group, division and business unit executives, the key performance measure is the business unit ratio of operating income to net assets employed.

Long-Term Stock Based Compensation

        The goal of the Company's long-term incentive program is to directly link a significant portion of the executive's compensation to the enhancement of shareholder value. In addition, long-term incentives encourage management to focus on the longer term development and prosperity of the Company, in addition to annual operating profits. The Company encourages corporate officers and key executives to own and maintain significant stock holdings.

        On November 1, 2001 the Committee approved the implementation of a Long-Term Incentive Program ("LTIP"), with a term of ten years unless otherwise directed by the Committee. The LTIP has two components: Stock Option grants amounting to approximately 60 percent, and Performance Unit awards amounting to approximately 40 percent of the annual LTIP award. Current LTIP participants are the following: Chairman & Chief Executive Officer; Vice-President—Strategic Planning & Business Development; Vice-President—Finance & Chief Financial Officer; Vice President—Human Resources & Administration, and President—Vehicular Products Group.

        Stock Option grants are determined and awarded by the Committee annually in December. The number of stock options awarded was determined by taking approximately 60% of the participant's total long-term incentive target award value, and dividing it by the Black Scholes value of an option to purchase Company stock. The Committee believes that stock options granted at fair market value have a direct link to stock price performance over time. Options have historically been granted at fair market value on the date of the grant, have a term of ten years, and vest over a three-year period. For fiscal year 2002, the Committee granted options to purchase shares of common stock to LTIP participants on December 4, 2002, consistent with this philosophy.

        Performance Unit award targets are set annually in December by the Committee and awarded at the beginning of each three-year performance period. Payout is in cash or Company stock (at the discretion of the Committee) after the three-year performance period ends. Payouts of Performance Units are valued at the time of payout based on the level of achievement against pre-established performance criteria.

        The Committee has set two performance criteria for the Performance Unit component of the LTIP. Earnings per Share Growth (50 percent of the total performance unit award) is expressed as the cumulative EPS value over the performance period. Target values are set annually by the Committee. This award has a strong link to stock price performance, and focuses management on bottom line results over a longer term period. Relative Total Shareholder Return (50 percent of the total performance unit award) is expressed as the change in stock price appreciation plus dividends reinvested, compared to a peer group of companies. This award has a strong link to stock price performance, helps to smooth out the volatility of the stock market, and measures company performance within the context of its competitive environment. To the degree performance goals are exceeded, the cash payout will exceed the target values. To the extent performance goals are not met, the cash payouts will be below target values.

        Also, the Company annually grants stock options to other key business leaders based on performance and contribution during the year. Options have historically been granted at fair market value on the date of the grant, have a term of ten years, and vest over a three-year period. For fiscal year 2002, the Committee granted options to purchase shares of common stock to other key business leaders on December 4, 2002, consistent with this policy.

Executive Benefits

        The Company believes that it is critical in attaining and retaining top executive talent to provide comprehensive benefits that address the unique circumstances of executives. In particular, limitations imposed on the benefits payable from qualified welfare and retirement plans give rise to the need for supplemental non-qualified plans to replace the benefits lost due to these limitations, and to provide a mechanism for recruiting and retaining executives. The Company provides corporate officers with supplemental retirement and life insurance benefits.

Compensation of the Chief Executive Officer

        The Chief Executive Officer, Mr. Raymond A. Jean, participates in the executive compensation program described in this report.

        Mr. Jean accepted the position of Chief Executive Officer effective February 22, 2001.    At the close of fiscal year 2002, Mr. Jean received an annual base salary of $550,000, which represented a 10% increase over his 2001 salary. The Committee believes Mr. Jean's salary is in line with the Company's competitive compensation strategy.

        For fiscal year 2002, Mr. Jean received an annual incentive award of $635,243 based on the objective performance measures set out in the Executive Incentive Compensation Plan (EICP). This represented the achievement of 180 percent of the target bonus (70% of base salary) based on the Company significantly exceeding its targeted performance. Mr. Jean chose to defer $317,622 of his EICP annual incentive award, in accordance with the Deferred Compensation Plan.

        On December 4, 2002, as an element of the Long-Term Incentive Program, Mr. Jean was granted options to purchase 55,000 shares of Quanex Corporation common stock with an exercise price of $32.00 (fair market value on the date of the grant). He also received 3,850 Performance Units under the Company's LTIP.

Respectfully submitted,

Compensation and Management Development Committee

Vincent R. Scorsone, Chairman
Susan F. Davis
Russell M. Flaum

Executive Committee

        The current members of the Executive Committee are Messrs. Scorsone, Sebastian and Jean, who is Chairman. This committee acts on behalf of the Board between regularly scheduled meetings of the Board of Directors.

Nominating and Corporate Governance Committee

        The current members of the Nominating and Corporate Governance Committee are Ms. Davis and Messrs. Ross and Sebastian, who is Chairman. The Nominating and Corporate Governance Committee's responsibilities to the Board are detailed in the Nominating and Corporate Governance Committee Charter attached hereto as "EXHIBIT D", which is incorporated herein by reference.

Nomination of Directors

        The Company's Bylaws provide that, subject to certain limitations discussed below, any stockholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at the meeting. The Company's Bylaws also provide that a stockholder must give written notice of such stockholder's intent to make such nomination or nominations, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company not later than (i) with respect to an election to be held at an Annual Meeting of Stockholders, 90 days prior to the anniversary date of the date of the immediately preceding Annual Meeting, and (ii) with respect to an election to be held at a Special Meeting of Stockholders for the election of directors, or otherwise, the close of business on the tenth day following the date on which a written statement setting forth the date of such meeting is first mailed to stockholders provided that such statement is mailed no earlier than 120 days prior to the date of such meeting. Notwithstanding the foregoing, if an existing director is not standing for re-election to a directorship which is the subject of an election at such meeting or if a vacancy exists as to a directorship which is the subject of an election, whether as a result of resignation, death, an increase in the number of directors, or otherwise, then a stockholder may make a nomination with respect to such directorship at any time not later than the close of business on the tenth day following the date on which a written statement setting forth the fact that such directorship is to be elected and the name of the nominee proposed by the Board of Directors is first mailed to stockholders. Each notice of a nomination from a stockholder shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholders as would be required to be included in a proxy statement filed pursuant to the Securities Exchange Act of 1934 and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations); and (e) the consent of each nominee to serve as a director of the Company if so elected. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure. Subject to the exceptions discussed above, written notice of a stockholder's intent to nominate a person for director at the 2004 Annual Meeting must be given on or before November 28, 2003.

DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

Director Compensation

        Directors (other than Mr. Jean, who is an officer of the Company) are paid a fee of $6,250, four times a year, at regular quarterly meetings and $1,250 for attendance at each meeting of the Board and $1,250 for each committee meeting attended. With the exception of the Executive Committee Chair, Committee Chairs receive a fee of $625 four times a year. Travel and lodging expenses incurred by directors to attend such meetings are also paid by the Company. Non-employee directors who first became directors prior to July 1, 1997, are the beneficiaries of life insurance policies provided by the Company at a cost ranging from approximately $2,000 to $4,000 per director for fiscal 2002.

        At the Annual Meeting of Stockholders held on February 22, 1996, the stockholders of the Company approved an amendment to the Quanex Corporation Deferred Compensation Plan (the "DC Plan") that provided for (i) the addition of a Common Stock election as an option for certain participants and (ii) a 20% Company matching award for participants electing to make their deferrals in the form of nominal Common Stock. Under the terms of the DC Plan, officers and directors may elect to defer a portion of their incentive bonuses and director fees, respectively, awarded or earned during the ensuing plan year to an account denominated in Common Stock. If a participant elects to make a deferral to a nominal Common Stock account for a period of three full years or more, a matching award equal to 20% of the amount deferred is made by the Company to such participant's account. The number of shares of nominal Common Stock credited to a participant's deferral and matching account is the number of full shares of Common Stock that could have been purchased with the dollar amount deferred or matched based on the closing price of the Common Stock on the New York Stock Exchange (the "NYSE") on the day that the amount deferred would have been paid had it not been deferred. Dividends and other distributions declared and paid on the Common Stock will be accrued in the participant's account based upon the number of nominal shares of Common Stock credited to such account. No shares of Common Stock or payments in respect thereof, however, are issued or made to any participant until distribution in accordance with the DC Plan. All participant deferrals and Company matching awards are 100% vested; provided, however, that if a participant receives a benefit from the DC Plan for any reason, other than death, disability or retirement, within three years after a deferral was credited to a nominal Common Stock account, any matching awards made by the Company with respect to the deferral that is held less than three years will be forfeited. Under the terms of the DC Plan, as subsequently amended, in the event of a "change of control" of the Company, any amount credited to a participant's account is fully vested and is payable in cash within five days after the change of control occurs. A "change in control" is defined generally as (i) an acquisition of securities resulting in an individual or entity or group thereof becoming, directly or indirectly, the beneficial owner of 20% or more of either (a) the Company's then-outstanding Common Stock or (b) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors, (ii) a change in a majority of the persons who were members of the Board of Directors as of June 1, 1999 (the "Incumbent Board"), (iii) generally, a reorganization, merger or consolidation or sale of the Company or disposition of all or substantially all of the assets of the Company, or (iv) the approval by the stockholders of the Company of a complete liquidation or dissolution of the Company. For this purpose, an individual will be treated as a member of the Incumbent Board if he becomes a director subsequent to June 1, 1999 and his election, or nomination for election by Quanex's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board; unless his initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, entity or group other than the Board. During 1999, the DC Plan was amended to provide that if a participant in the DC Plan is entitled to a cash payment of a bonus under the Quanex Corporation Executive Incentive Compensation Plan and the Company determines that section 162(m) of the Internal Revenue Code of 1986, as amended, may not allow the Company to take a deduction for part or all of the bonus then, the payment of the amount of the bonus that is not deductible by the Company will be delayed and deferred under the provisions of the Plan until the 76th day following the end of the fiscal year of the Company in which the bonus was earned. During fiscal 2002, Ms. Davis and Messrs. Barger, Flaum and Ross elected to defer director fees of $36,500, $13,438, $14,050 and $33,500 respectively, under the DC Plan in the form of nominal Common Stock and their accounts were credited with 1,162, 397, 440 and 1,051 nominal shares of Common Stock, respectively. In addition, pursuant to the terms of the DC Plan, the Company made matching awards to their respective accounts of 235, 82, 91 and 213 nominal shares of Common Stock.

        At the Annual Meeting of Stockholders held on February 26, 1998, the stockholders of the Company approved the Quanex Corporation 1997 Non-Employee Director Stock Option Plan (the "1997 Director Plan"), which provides for the granting to non-employee directors of options to purchase an aggregate of 400,000 shares of Common Stock. The 1997 Director Plan currently provides for grants of options, to be determined by the Board of Directors, to all non-employee directors on each October 31 on which the director serves as a director of the Company. Option agreements for options granted under the 1997 Director Plan may provide that the options are transferable to or for the benefit of certain family members. The 1997 Director Plan, as subsequently amended, provides that options granted under the 1997 Director Plan after December 31, 1999 may continue to be exercisable and shall continue to vest for a period of not longer than three years after the death, disability or retirement of the non- employee director. During fiscal 2002, Ms. Davis and Messrs. Barger, Flaum, Ross, Scorsone and Sebastian were each granted options under the 1997 Director Plan to purchase 2,000 shares of Common Stock with an exercise price of $35.54. Mr. Ross was granted options under the 1997 Plan to purchase an additional 6,000 shares of Common Stock with an exercise price of $35.85, in accordance with the plan upon his one year anniversary as a director of the Company. There are currently 332,000 shares of Common Stock remaining available for option grants under the 1997 Director Plan. However, these shares will no longer be available for option grants under the 1997 Director Plan if the 1996 Employee Plan Amendment is approved by the stockholders.

        The Company also has in effect the Quanex Corporation Non-Employee Director Retirement Plan (the "Retirement Plan"), which provides non-employee directors who have served on the Board of Directors of the Company for at least ten full years an annual payment after retirement from the Board equal to the base annual director retainer fee received by the director at the time such director ceases to serve on the Board. Under the Retirement Plan, the Company will continue to make an annual payment for a period equal to the aggregate length of time the director served on the Board of Directors as a non-employee director, unless earlier terminated due to (i) the death of the director, (ii) the expiration of two years following the termination of the Retirement Plan or (iii) the director serving as a director, officer or employee of a competitor of the Company.

        Effective December 5, 2002, the Board of Directors froze the Retirement Plan so that current directors, upon ceasing to be a director, will be entitled to continuation of the base annual director fee for a period of time equal to the time they had served as a director as of December 5, 2002, but thereafter they would no longer accrue a benefit under the Retirement Plan.

        In connection with this action, the Board authorized the grant of 500 shares of Common Stock to each non-employee director under the Company's 1996 Employee Plan. These shares may not be sold or otherwise transferred by the director until the director ceases to be a director for any reason. As discussed above under "Amendment to the 1996 Employee Stock Option and Restricted Stock Plan," the Board of Directors amended the 1996 Employee Plan, subject to stockholder approval of the 1996 Employee Plan Amendment, to permit directors to receive grants of options or restricted stock thereunder. If the stockholders do not approve the 1996 Employee Plan Amendment, the restricted shares, which are being held in trust by the Company for the non-employee directors, will be returned to the Company.

Executive Officer Compensation

Summary Compensation Table

        The following table sets forth information concerning the cash compensation and additional incentive compensation paid by the Company to the Chief Executive Officer and to each of the Company's four most highly compensated executive officers for each of the last three fiscal years.

SUMMARY COMPENSATION TABLE

Long Term Compensation
		Annual Compensation			Awards		Payouts
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Other Annual Compen- sation(2) ($)	Restricted Stock Award(s)(3) ($)	Options/ SARs(4) (#)	LTIP Payouts ($)	All Other Compen- sation(5) ($)
Raymond A. Jean, (6) Chairman of the Board, President and Chief Executive Officer	2002 2001 2000	520,844 344,918 0	635,243 350,000 0	76,020 95,317 0	0 730,000 0	0 155,000 0	0 0 0	113,541 84,639 0
Terry M. Murphy, Vice President—Finance and Chief Financial Officer	2002 2001 2000	266,263 254,178 244,167	278,346 157,759 156,746	6,793 7,695 4,761	0 0 0	0 25,000 25,000	0 0 0	5,720 37,433 39,856
Michael R. Bayles, (7) Vice President—Strategic Planning and Business Development	2002 2001 2000	266,263 115,563 0	278,346 80,000 0	27,964 1,361 0	0 87,800 0	0 50,000 0	0 0 0	72,338 6,200 0
Paul J. Giddens, Vice President—Human Resources and Administration	2002 2001 2000	184,167 172,417 162,917	192,533 107,017 104,586	3,265 4,788 8,842	0 0 0	0 14,000 16,000	0 0 0	36,118 8,531 18,488
Robert V. Kelly, Jr., (8) Former Vice President and Vehicular Products Group President	2002 2001 2000	187,079 275,000 264,167	150,000 151,134 193,866	2,265 4,106 4,026	0 0 0	0 25,000 25,000	0 0 0	49,921 4,250 4,250

(1)
Annual bonus compensation amounts are earned and accrued during the fiscal years indicated and paid in the following year. The bonus amounts for fiscal year 2002 also include the dollar value of the portion of the bonuses deferred by Messrs. Jean, Bayles and Giddens under the Company's DC Plan. Such amounts, if not deferred, would have been payable to each of such officers on December 5, 2002. Under the terms of the DC Plan, participants may elect to defer a portion of their incentive bonus to a Common Stock and/or cash account. If a participant elects to defer a portion of his bonus to an account denominated in Common Stock for a period of three full years or more, a matching award equal to 20% of the amount deferred is made by the Company to such participant's account. The number of shares of Common Stock credited to each participant's deferral and matching account is the number of full shares of Common Stock that could have been purchased with the dollar amount deferred and matched based upon the closing price of the Common Stock on the NYSE on the day that the bonus would have been paid had it not been deferred. No shares of Common Stock or payments in respect thereof, however, are issued or made to any participant until distribution in accordance with the DC Plan. All participant deferrals and Company matching awards are 100% vested; provided, however, that if a participant receives a benefit from the DC Plan for any reason, other than death, disability or retirement, within three years after a deferral was credited to a Common Stock account, any matching awards made by the Company with respect to the deferral that is held less than three years will be forfeited. In fiscal year 2002, the dollar value of the bonus deferred under the DC Plan to a Common Stock account by Messrs. Jean, Bayles and Giddens was $317,622, $139,173 and $154,026, respectively. Based upon the closing price of the Common Stock on the NYSE on such date, of $32.32 per share, 9,827, 4,306 and 4,765 nominal shares of Common Stock were credited under the DC Plan to the account of Messrs. Jean, Bayles and Giddens, respectively.

(2)
Represents amounts reimbursed during the fiscal year for the payment of taxes as well as perquisites and other personal benefits, which totaled or exceeded the lesser of $50,000 or 10% of the total annual salary and bonus for each named officer. For individuals above whose perquisites and other personal benefits met this threshold for any one year, these amounts were included in all years presented for comparability.

(3)
Mr. Jean received 40,000 restricted stock awards on February 22, 2001. The closing stock price on that date was $18.25. These awards vest in 50% increments on each of the first through second anniversaries of the date of the awards. Dividends are paid on these restricted shares. As of October 31, 2002, the remaining 20,000 unvested restricted shares were valued at $710,800 using the closing market price of $35.54 on that date. Mr. Bayles received 4,000 restricted stock awards on May 22, 2001. The closing stock price on that date was $21.95. These awards vest in 33 1/3% increments on each of the first through third anniversaries of the date of the awards. Dividends are paid on these restricted shares. As of October 31, 2002, the remaining 2,667 unvested restricted shares were valued at $94,785 using the closing market price of $35.54 on that date.

(4)
No options were granted to these executive officers during fiscal 2002. Historically, the Compensation and Management Development Committee of the Board of Directors has authorized the Company to grant options to executives at its October meetings. Because of the decision to eliminate October Board of Director meetings, this Committee met in conjunction with the December 2002 Board of Director's meeting and at that time authorized the Company to grant options to executives. In December 2002, which is the Company's fiscal year 2003, Messrs. Jean, Murphy, Bayles and Giddens were granted 55,000, 25,000, 25,000 and 14,000 options, respectively.

(5)
Includes matching contributions made by the Company to defined contribution plans for each of the fiscal years indicated. The amounts shown also include the dollar value of the number of nominal shares of Common Stock credited by the Company to the accounts of each participant in the DC Plan who elected to defer a portion of their bonus in the form of Common Stock. For fiscal year 2002, the number of nominal shares of Common Stock credited by the Company as matching contributions under the DC Plan to the accounts of Messrs. Jean, Bayles and Giddens was 1,966, 862 and 954 shares, respectively. Based on the closing price of the Common Stock on the NYSE on December 5, 2002, of $32.32 per share, the dollar value of the number of nominal shares of Common Stock credited by the Company in fiscal year 2002 to the accounts of Messrs. Jean, Bayles and Giddens was $63,541, $27,860 and $30,833. Based on the closing price of the Common Stock on the NYSE on December 6, 2001, of $26.98 per share, the dollar value of the number of nominal shares of Common Stock credited by the Company in fiscal year 2001 to the accounts of Messrs. Murphy and Giddens was $31,567 and $4,290. Based on the closing price of the Common Stock on the NYSE on December 7, 2000, of $18.4375 per share, the dollar value of the number of nominal shares of Common Stock credited by the Company in fiscal year 2000 to the accounts of Messrs. Murphy, and Giddens were, $15,690 and $12,556, respectively. In addition to the items mentioned above, other compensation for Mr. Jean includes $45,000 for a club membership initiation fee in fiscal 2002 and $80,389 for moving expense reimbursement in fiscal 2001. Mr. Bayles' fiscal 2002 other compensation includes $36,070 for personal travel and lodging reimbursement. Mr. Kelly's fiscal 2002 other compensation includes $46,460 for the payment of unused vacation upon his retirement.

(6)
Joined the Company in February 2001 as President and Chief Executive Officer and became Chairman of the Board of Directors in May 2001.

(7)
Joined the Company in May 2001 as Vice President—Strategic Planning and Business Development.

(8)
Retired as Vice President and Vehicular Products Group President in June 2002.

Option/SAR Grants in Last Fiscal Year

        No options or SARs were granted to the executive officers named in the compensation table during fiscal 2002. Historically, the Compensation & Management Development Committee of the Board of Directors has authorized the Company to grant options to executives at its October meetings. Because of the decision to eliminate October Board of Director meetings, this Committee met in conjunction with the December 2002 Board of Director's meeting and at that time authorized the Company to grant options to executives. In December 2002, which is the Company's fiscal year 2003, Messrs. Jean, Murphy, Bayles and Giddens were granted 55,000, 25,000, 25,000 and 14,000 options, respectively.

Aggregated Option/SAR Exercises in Last Fiscal Year

        The following table shows the number of shares acquired on exercise of stock options and the aggregate gains realized on exercise in 2002 by the Company's executive officers named in the Summary Compensation Table. The table also shows the number of shares covered by exercisable and unexercisable options held by such executives on October 31, 2002 and the aggregate gains that would have been realized had these options been exercised on October 31, 2002, even though these options were not exercised and the unexercisable options could not have been exercised on October 31, 2002.

Aggregated Option/SAR Exercises in Last Fiscal Year
and FY-End Option/SAR Values

				(e)
(a)	(b)	(c)	(d)	Value of Unexercised In-the-Money Options/SARs at FY-End($) Exercisable/Unexercisable
Name	Shares Acquired on Exercise(#)	Value Realized($)	Number of Unexercised Options/SARs at FY-End(#) Exercisable/Unexercisable
Raymond A. Jean	0	0	51,666/103,334	$751,224/$1,502,476
Terry M. Murphy	13,332	128,820	41,667/25,001	$584,375/$303,619
Michael R. Bayles	0	0	16,666/33,334	$192,742/$385,508
Paul J. Giddens	15,000	273,300	28,332/14,668	$416,990/$181,605
Robert V. Kelly, Jr.	101,100	1,394,975	44,999/25,001	$656,994/$303,619

Annual Retirement Benefit Examples at Age 65

        The below retirement benefit examples are subject to deduction for benefits under Social Security. Benefits provided under the Company's pension plans are determined on a life annuity basis but optional forms of benefits are available. Compensation used for the Company's pension plans is essentially the individual's cash compensation plus deferrals under the Quanex Corporation Employee Savings Plan as well as the DC Plan, and is that compensation shown as "Salary" and "Bonus" in the Summary Compensation Table. The Quanex Corporation Salaried Employees' Pension Plan uses an average of the five highest consecutive calendar years compensation and the Quanex Corporation Supplemental Benefit Plan uses an average of the highest 36 consecutive months of compensation.

        As of November 1, 2002 the individuals named in the Summary Compensation Table had the following years of service under the Company's pension plans: Mr. Jean—1; Mr. Murphy—3; Mr. Bayles—1, Mr. Kelly, Jr.—25; and Mr. Giddens—4.

	Years of Service
Remuneration
	15	20	25	30 or Over
$125,000	$51,563	$68,750	$85,938	$100,000
$150,000	61,875	82,500	103,125	120,000
$175,000	72,188	96,250	120,313	140,000
$200,000	82,500	110,000	137,500	160,000
$225,000	92,813	123,750	154,688	180,000
$250,000	103,125	137,500	171,875	200,000
$300,000	123,750	165,000	206,250	240,000
$350,000	144,375	192,500	240,625	280,000
$400,000	165,000	220,000	275,000	320,000
$450,000	185,625	247,500	309,375	360,000
$500,000	206,250	275,000	343,750	400,000
$550,000	226,875	302,500	378,125	440,000
$600,000	247,500	330,000	412,500	480,000
$650,000	268,125	357,500	446,875	520,000
$700,000	288,750	385,000	481,250	560,000
$750,000	309,375	412,500	515,625	600,000
$800,000	330,000	440,000	550,000	640,000
$850,000	350,625	467,500	584,375	680,000
$900,000	371,250	495,000	618,750	720,000

FURTHER INFORMATION

Common Stock Ownership

        The following table sets forth as of December 31, 2002, the number and percentage of beneficial ownership of shares of Common Stock, the shares of Common Stock credited under the Deferred Compensation Plan and the amount of shares obtainable upon conversion of options exercisable (or exercisable within 60 days) for each current director and nominee for director of the Company, the executive officers named in the compensation table on page 18 of this Proxy Statement, and all officers and directors as a group.

	Common Stock Owned of Record	Common Stock Credited Under DC Plan	Common Stock Underlying Exercisable Options(1)	Total	Percent
Donald G. Barger, Jr.	3,395	3,721	16,000	23,116	*
Michael R. Bayles	8,790	5,168	16,666	30,624	*
Susan F. Davis	3,904	4,083	13,000	20,987	*
Russell M. Flaum	2,350	1,492	14,000	17,842	*
Paul J. Giddens	50	18,288	28,332	46,670	*
Raymond A. Jean	60,600	11,793	84,999	157,392	*
Robert V. Kelly, Jr.	21,958	—	44,999	66,957	*
Terry M. Murphy	5,053	12,118	41,667	58,838	*
Joseph J. Ross	1,500	1,635	4,000	7,135	*
Vincent R. Scorsone	9,500	4,545	21,000	35,045	*
Michael J. Sebastian	28,700	—	15,000	43,700	*
All Officers and Directors as a group	146,900	71,853	326,895	545,648	3.3

(1)
Includes options exercisable within 60 days.

*
Less than 1.0%

Directors and officers have sole voting and investment power with respect to the securities they own.

Equity Compensation Summary

        The following table summarizes as of October 31, 2002, certain information regarding equity compensation to our employees, officers, directors and other persons under our equity compensation plans (excluding the amendment to the 1996 Employee Plan to be voted on in connection with the 2003 Annual Meeting of Stockholders as described in this proxy statement; such amendment, if adopted, will increase the number of securities remaining available for future issuance under equity compensation plans by 868,000 shares).

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	777,137	$23	593,143	(2)
Equity compensation plans not approved by security holders(1)	163,465	23	130,454

Total	940,602	$23	723,597

(1)
The Quanex Corporation 1997 Key Employee Stock Plan was approved by the Company's Board of Directors in October 1997. This plan provides for the granting of stock options to eligible persons employed by the Company who are not executive officers of the Company. Under the plan, the total number of stock options which may be granted is 400,000 shares. Stock options may be granted at not less than the fair market value (as defined in the plan) on the date the options are granted and generally become exercisable after one year in 33 1/3 percent annual increments. The options expire ten years after the date of grant. The Board of Directors may amend, terminate or suspend the plan at any time.

(2)
The 593,143 securities available for future issuance under equity compensation plans as of October 31, 2002 consisted of 261,143 securities available under the 1996 Employee Plan and 332,000 securities available under the 1997 Director Plan. As mentioned previously in this document, if the 1996 Employee Plan Amendment is approved by the shareholders, the 1997 Director Plan will be suspended and those securities will not be available for future grants. Subsequent to the Company's fiscal year ended October 31, 2002, the Company granted 3,000 restricted shares to non-employee directors (subject to shareholder approval of the 1996 Employee Plan Amendment) and 119,000 options to executives.

Principal Stockholders

        The following table sets forth as of November 30, 2002, the beneficial ownership of each person who is known by the Company to be the beneficial owner of more than five percent of the Company's outstanding Common Stock. Such information is based upon information provided to the Company by such persons or their required SEC filings.

Name and Address	Amount and Nature of Beneficial Ownership		Percent (%)
Barclays Global Investors, 45 Fremont Street, San Francisco, CA 94105	1,157,407	(1)	7.0
Dimensional Fund Advisors, Inc., 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	951,200	(2)	5.8

(1)
Barclays Global Investors, a subsidiary of Barclays PLC, a United Kingdom financial services company, possesses shared investment discretion with respect to all shares, sole voting authority with respect to 1,102,237 shares and no voting authority with respect to 55,170 shares.

(2)
Dimensional Fund Advisors, Inc. ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other investment vehicles, including commingled group trusts. (These investment companies and investment vehicles are the "Portfolios"). In its role as investment advisor and investment manager, Dimensional possessed both investment and voting power with respect to 951,200 shares of Quanex Corporation stock as of 9/30/02. The Portfolios own all securities reported in this statement, and Dimensional disclaims beneficial ownership of such securities.

Relative Market Performance Presentation

        The following graph compares the Company's cumulative total stockholder return for the last five years with the cumulative total return for the Russell 2000 Index (the "Russell 2000") and the Company's industry peer group. The Company's peer group is comprised of: Amcast Industrial Corp., Barnes Group, Inc., Carpenter Technology Corp., Commonwealth Industries, Inc., Gibraltar Steel Corp., Hayes Lemmerz Int'l., Inc., Intermet Corp., IPSCO, Inc., Modine Manufacturing Co., Masonite International Corp. (formerly Premdor, Inc.), Superior Industries Int'l., Texas Industries, Inc., Timken Co., Wolverine Tube, Inc. and Worthington Industries.

Comparative Five-Year Total Returns*
Quanex Corp., Russell 2000, Peer Group
(Performance results through 10/31/2002)

Assumes $100 invested at the close of trading on the last trading day preceding the first day of the fifth preceding fiscal year in NX common stock, Russell 2000, and Peer Group.

* Cumulative total return assumes reinvestment of dividends.

        Source: Russell/Mellon Analytical Services

Factual material is obtained from sources believed to be reliable, but the publisher is not responsible for any errors or omissions contained herein.

Compliance with Section 16(a) of the Exchange Act

        To the Company's knowledge and except as set forth below, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year 2002 all Section 16(a) filing requirements were complied with.

        Ms. Davis and Messrs Barger, Flaum and Ross each were granted nominal shares under the DC Plan in the amounts of 236, 128, 94 and 236 respectively, on August 29, 2002 that were reported September 6, 2002. On May 29, 2002 Ms. Davis sold $15,000 principal amount of the Quanex 6.88% Subordinated Debentures due 2007 that were reported September 6, 2002. Mr. Ross was granted options to purchase 6,000 shares on May 22, 2002 that were reported October 23, 2002. Mr. Murphy sold 569 shares of Common Stock on July 1, 2002 that were reported on January 8, 2003. Mr. Barger sold 1500 shares on January 27, 2001 that were reported on January 15, 2003. Through quarterly dividend reinvestments on January 2, 2002, April 3, 2002, July 1, 2002 and October 1, 2002, Mr. Barger received stock in the respective amounts of 6.20, 5.06, 4.16 and 5.27 shares that were reported on January 15, 2003.

Change in Control Arrangements

        The Company has entered into change in control agreements with all of its executive officers. The form of agreement provides that in the event of a "change in control" of the Company, the executive agrees to remain in the employ of the Company for a period of at least three years. A "change in control" is defined generally as (i) an acquisition of securities resulting in an individual or entity or group thereof becoming, directly or indirectly, the beneficial owner of 20% or more of either (a) the Company's then-outstanding Common Stock or (b) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors, (ii) a change in a majority of the members of the Board of Directors as of the effective date of the agreement (the "Incumbent Board"), (iii) generally, a reorganization, merger or consolidation or sale of the Company or disposition of all or substantially all of the assets of the Company, or (iv) the approval by the stockholders of the Company of a complete liquidation or dissolution of the Company. For this purpose, an individual will be treated as a member of the Incumbent Board if he becomes a director subsequent to the effective date of the agreement and his election, or nomination for election by Quanex stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board; unless his initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, entity or group other than the Board. The agreement contemplates that upon a change in control, the executive will continue to receive substantially the same compensation and benefits from the Company (or its successor) that he received before the change. Upon an event that is a change in control, all options to acquire Common Stock and all stock appreciation rights pertaining to Common Stock held by the executive will immediately vest and be fully exercisable, and all restrictions on restricted Common Stock granted to the executive will be removed and the stock will be fully transferable. If during the three-year period following a change in control the executive's employment is terminated by the Company (or its successor) other than for "cause" (as defined in the agreement), the executive will be entitled to a payment equal to 3 times the sum of (a) the executive's base salary and (b) the executive's annual bonus. Such payment is to be payable in cash.

Other Matters and Stockholder Proposals

        The Board of Directors, upon recommendation of its Audit Committee, has appointed the firm of Deloitte & Touche LLP as independent auditors for the year ending October 31, 2003. Representatives of Deloitte & Touche are expected to attend the meeting, will be afforded an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions by stockholders.

        At the date of this Proxy Statement, management is not aware of any matters to be presented for action at the meeting other than those described above. However, if any other matters should come before the meeting, it is the intention of the persons named as proxies in the accompanying proxy card to vote in accordance with their judgment on such matters.

        Any proposals of stockholders to be presented at the Annual Meeting to be held in 2004, that are eligible for inclusion in the Company's Proxy Statement for the meeting under applicable rules of the Securities and Exchange Commission, must be received by the Company no later than September 23, 2003.

        The Company's Bylaws provide that, for business to be properly brought before an Annual Meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company, not less than 60 days (which for the 2004 meeting would be December 28, 2003) nor more than 180 days (which for the 2004 meeting would be August 30, 2003) prior to the anniversary date of the immediately preceding Annual Meeting; provided, however, that in the event that the date of the Annual Meeting is more than 45 days (which for the 2004 meeting would be April 11, 2004) later than the anniversary date of the immediately preceding Annual Meeting, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the earlier of the date on which a written statement setting forth the date of the Annual Meeting was mailed to stockholders or the date on which it is first disclosed to the public. A stockholder's notice to the Secretary must set forth with respect to each matter the stockholder proposes to bring before the Annual Meeting (a) a brief description of the business desired to be brought before the Annual meeting, (b) the name and address, as they appear on the Company's books, of the stockholder making such proposal, (c) the class and number of shares of the Company which are beneficially owned by the stockholder and (d) any material interest of the stockholder in such business. In addition, if the stockholder's ownership of shares of the Company, as set forth in the notice is solely beneficial, documentary evidence of such ownership must accompany the notice.

Houston, Texas
January 21, 2003

EXHIBIT A

AMENDMENT
TO THE QUANEX CORPORATION
1996 EMPLOYEE STOCK OPTION AND RESTRICTED STOCK PLAN

        THIS AGREEMENT by Quanex Corporation (the "Company"),

WITNESSETH:

        WHEREAS, the Company maintains the Plan known as the "Quanex Corporation 1996 Employee Stock Option and Restricted Stock Plan" (the "Plan");

        WHEREAS, the Company retained the right in Section 12 of the Plan to amend the Plan from time to time; and

        WHEREAS, the directors of the Company have approved resolutions to amend the Plan to increase the number of shares of the Company's Common Stock, $.50 par value, by 1,200,000 shares and to permit non-employee directors of the Company to participate in the Plan.

        NOW, THEREFORE, effective December 5, 2002, the Company agrees that, subject to and contingent upon the approval of this Agreement by the Company's stockholders, the Plan is hereby amended to provide as follows solely for the purpose of increasing the number of shares available for issuance under the Plan and permitting non-employee directors to participate in the Plan:

        (1)  Section 1 of the Plan is amended in its entirety to provide as follows:

          SECTION 1. Purpose

        The purpose of the Quanex Corporation 1996 Employee Stock Option and Restricted Stock Plan is to promote the interests of Quanex Corporation (the "Company") and its shareholders by providing it with a mechanism to enable the Company and its subsidiaries to attract, retain and motivate their key employees and directors with compensatory arrangements and benefits that make use of the Company's stock so as to provide for or increase the proprietary interests of such employees and directors in the Company.

        (2)  Paragraph (H) of Section 2 of the Plan is amended in its entirety to provide as follows:

        (H)  "Disability" shall mean, in the case of an Employee, a mental or physical disability which, in the opinion of a physician selected by the Committee, shall prevent the Employee from earning a reasonable livelihood with the Company or any Subsidiary and which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months and which: (a) was not contracted, suffered or incurred while the Employee was engaged in, or did not result from having engaged in, a felonious criminal enterprise; (b) did not result from alcoholism or addiction to narcotics; and (c) did not result from an injury incurred while a member of the Armed Forces of the United States for which the Employee receives a military pension. "Disability" shall mean, in the case of a non-employee director of the Company, a mental or physical disability of the director which, in the opinion of a physician selected by the Chief Executive Officer of the Company, (i) shall prevent the director from adequately performing his services as a director of the Company and (ii) can be expected to result in death or has lasted or can be expected to last for a continuous period of not less than 12 months.

        (3)  Paragraph (V) of Section 2 of the Plan is amended in its entirety to provide as follows:

        (V)  "Retire" or "Retirement" shall mean, in the case of an Employee, retirement in accordance with the terms of a retirement plan that is qualified under Section 401(a) of the Code and maintained by the Company or a Subsidiary in which the employee is a participant. "Retire" or "Retirement" shall mean, in the case of a non-employee director, the cessation of the director's services as a director of the Company after completing either two full terms or six years of service as a director of the Company.

        (4)  Section 3 of the Plan is amended in its entirety to provide as follows:

          SECTION 3. Stock Subject to the Plan

        The total amount of the Common Stock with respect to which Awards may be granted shall not exceed in the aggregate 2,550,000 shares. The class and aggregate number of shares which may be subject to the Options granted under the Plan shall be subject to adjustment under Section 7. The class and aggregate number of shares which may be subject to the Restricted Stock Awards granted under the Plan shall also be subject to adjustment under Section 8. Shares may be treasury shares or authorized but unissued shares. If any Award under the Plan shall expire or terminate for any reason without having been exercised in full, or if any Award shall be forfeited, the shares subject to the unexercised or forfeited portion of such Award shall again be available for the purposes of the Plan.

        (5)  Section 5 of the Plan is amended in its entirety to provide as follows:

          SECTION 5. Eligibility

        The individuals who shall be eligible to participate in the Plan shall be those full-time key Employees and directors, as the Committee shall determine during the term of the Plan.

        No Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the corporation employing the Employee or of its parent or subsidiary corporation shall be eligible to receive an Option which is an Incentive Stock Option unless at the time that the Option is granted the option price is at least 110% of the Fair Market Value of the Common Stock at the time the Option is granted and the Option by its own terms is not exercisable after the expiration of five years from the date the Option is granted.

        An Employee will be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust will be considered as being owned proportionately by or for its shareholders, partners or beneficiaries. For all purposes of the Plan, a parent corporation is any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, on the date of grant of the Option in question, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in that chain; and a subsidiary corporation is any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, on the date of grant of the Option in question, each of the corporations, other than the last corporation in the chain, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in that chain.

        (6)  Paragraph A of Section 7 of the Plan is amended in its entirety to provide as follows:

        A.    Authority to Grant Options. The Committee may grant an Incentive Stock Option at any time during the term of the Plan to any key Employee that it chooses. The Committee may grant a Non-Incentive Stock Option at any time during the term of the Plan to any director of the Company or to any key Employee that it chooses. Each Option granted shall be approved by the Committee. Subject only to any applicable limitations set forth in the Plan, the number of shares of Common Stock to be covered by an Option shall be as determined by the Committee.

        (7)  Paragraph E of Section 7 of the Plan is amended in its entirety to provide as follows:

        E.    Amount Exercisable. The usual form of agreement granting an Option (whether Incentive or Non-Incentive) shall, subject to any limitation on exercise contained in the Agreement which is not inconsistent with the Plan, contain the following terms of exercise:

        (a)  No Option granted under the Plan may be exercised until an optionee has completed one year of continuous employment with the Company or any Subsidiary following the date of grant, or, in the case of an Option awarded in consideration of the optionee serving as a director of the Company, until he has served as a director on the Board for one year following the date of grant;

        (b)  beginning on the day after the first anniversary of the date of grant, an Option may be exercised up to 1/3 of the shares subject to the Option;

        (c)  after the expiration of each succeeding anniversary date of the date of grant, the Option may be exercised up to an additional 1/3 of the shares subject to the Option, so that after the expiration of the third anniversary of the date of grant, the Option shall be exercisable in full; and

        (d)  to the extent not exercised, installments shall be cumulative and may be exercised in whole or in part until the Option expires on the tenth anniversary of the date of the grant.

        However, the Committee, in its discretion, may change the terms of exercise so that any Option may be exercised so long as it is valid and outstanding from time to time in part or as a whole in such manner and subject to such conditions as it may set. In addition, the Committee, in its discretion, may accelerate the time in which any outstanding Option may be exercised. But in no event shall any Option be exercisable after the tenth anniversary of the date of the grant.

        (8)  Paragraph H of Section 7 of the Plan is amended in its entirety to provide as follows:

        H.    Termination of Employment or Affiliation Relationship of Optionee. Except as may be otherwise expressly provided herein with respect to an Option that is a Non-Incentive Stock Option, all Options shall terminate on the earlier of the date of the expiration of the Option or one day less than three months after the date of severance of the employment or affiliation relationship between the Company and the optionee, whether with or without cause, for any reason other than the death, Disability or, in the case of Non-Incentive Stock Options only, Retirement of the optionee, during which period the optionee shall be entitled to exercise the Option in respect of the number of shares that the optionee would have been entitled to purchase had the optionee exercised the Option on the date of such severance of employment or affiliation relationship. Whether authorized leave of absence, or absence on military or government service, shall constitute severance of the employment relationship between the Company and the optionee shall be determined by the Committee at the time thereof. In the event of severance of employment because of the Disability of the holder of any Incentive Stock Option while in the employ of the Company and before the date of expiration of such Incentive Stock Option, such Incentive Stock Option shall terminate on the earlier of such date of expiration or one year following the date of such severance because of Disability, during which period the optionee shall be entitled to exercise the Incentive Stock Option in respect to the number of shares that the optionee would have been entitled to purchase had the optionee exercised the Incentive Stock Option on the date of such severance because of Disability. In the event of the death of the holder of any Incentive Stock Option while in the employ of the Company and before the date of expiration of such Incentive Stock Option, such Incentive Stock Option shall terminate on the earlier of such date of expiration or one year following the date of death. After the death of the optionee, his executors, administrators or any person or persons to whom his Incentive Stock Option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to the termination of an Incentive Stock Option to exercise the Incentive Stock Option, in respect to the number of shares that the optionee would have been entitled to exercise if he had exercised the Incentive Stock Option on the date of his death while in employment. For purposes of Incentive Stock Options issued under the Plan, an employment relationship between the Company and the optionee shall be deemed to exist during any period in which the optionee is employed by the Company, a corporation issuing or assuming an option in a transaction to which Section 424(a) of the Code applies, or a parent or subsidiary corporation of such corporation issuing or assuming an option. For this purpose, the phrase "corporation issuing or assuming an option" shall be substituted for the word "Company" in the definitions of parent and subsidiary corporations in Section 5 and the parent-subsidiary relationship shall be determined at the time of the corporate action described in Section 424(a) of the Code.

        In the event of the death, Disability or Retirement of a holder of a Non-Incentive Stock Option, before the date of expiration of such Non-Incentive Stock Option, such Non-Incentive Stock Option shall continue fully in effect, including provisions providing for subsequent vesting of such Option, for a period of not more than three years commencing on the date of the optionee's death, Disability or Retirement and shall terminate on the earlier of the date of the expiration of such three-year period or the date of expiration of the Non-Incentive Stock Option. After the death of the optionee, his executors, administrators or any person or persons to whom his Non-Incentive Stock Option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to the termination of the Non-Incentive Stock Option to exercise the Non-Incentive Stock Option, in respect to the number of shares that the optionee would have been entitled to exercise if he were still alive. Notwithstanding the foregoing provisions of this Section, in the case of a Non-Incentive Stock Option the Committee may provide for a different option termination date in the Option Agreement with respect to such Option.

        For purposes of the Plan, a person is "affiliated" with the Company if he is serving as a non-employee director on the Board.

        (9)  Paragraph A of Section 8 of the Plan is amended in its entirety to provide as follows:

        A.    Awards. The Committee may make an Award of Restricted Stock to selected eligible Employees and directors. The amount of each Restricted Stock Award and the respective terms and conditions of each Award (which terms and conditions need not be the same in each case) shall be determined by the Committee in its sole discretion. However, the terms and conditions of an Award shall not be inconsistent with the terms of the Plan.

        (10) Paragraph C of Section 8 of the Plan is amended in its entirety to provide as follows:

        C.    Vesting of Restricted Stock. Restricted Stock Awards shall be subject to such vesting restrictions, if any, as the Committee shall determine in its sole discretion; provided that any Restricted Stock Award that is granted to a person who is then subject to the reporting and short-swing profit provisions of Section 16 of the Exchange Act and the rules thereunder shall vest no earlier than six months following the date on which the Restricted Stock is deemed awarded for purposes of such provisions.

        (11) Section 15 of the Plan is amended in its entirety to provide as follows:

          SECTION 15. Section 83(b) Elections.

        No Award recipient shall exercise the election permitted under Section 83(b) of the Code with respect to an Award without written approval of the Committee. If the Committee permits such an election with respect to any Award, the Company shall require the Award recipient to pay the Company an amount necessary to satisfy the Company's tax withholding obligation.

EXHIBIT B

QUANEX CORPORATION
AUDIT COMMITTEE CHARTER

Purpose

        The primary purpose of the Committee is to assist the Board in fulfilling its responsibility to: (a) monitor the integrity of the Company's financial reporting process, including review of the financial reports and other financial information provided by the Company to the public and governmental and regulatory bodies; (b) review the Company's system of internal financial and disclosure controls, and review the performance of the Company's internal audit function; (c) review the annual independent audit of the Company's financial statement, and monitor the public accountant's qualifications and independence; and (d) review compliance with applicable laws and regulations which may represent material financial exposure to the Company.

        In discharging its role, the Committee is empowered to investigate any matters brought to its attention, with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel. The Committee shall review and reassess the adequacy of this Charter on an annual basis, and shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

Membership

        The membership of the Committee shall meet the independence, experience and financial expertise requirements of the New York Stock Exchange and Section 10A of the Securities Exchange Act of 1934, as amended by the Sarbanes-Oxley Act of 2002, and the rules promulgated thereunder. Director fees, including committee fees, are the only compensation that an Audit Committee member may receive from the Company.

        Members of the Committee shall be elected annually by a vote of a majority of the Board based on the recommendation of the Chairman & Chief Executive Officer and reviewed by the Nominating & Corporate Governance Committee, and shall serve until their successors are appointed and qualify.

Authority & Responsibilities

        The Audit Committee shall have the sole authority to appoint or replace the public accountants, and shall approve all audit engagement fees and terms and all non-audit engagements with the public accountants. The Committee shall consult with management but shall not delegate these responsibilities, except that pre-approvals of non-audit services may be delegated to a single member of the Committee. In its capacity as a committee of the Board, the Committee shall be directly responsible for the oversight of the work of the public accounting firm for the purpose of preparing or issuing an audit report or related work, and the public accounting firm shall report directly to the Committee.

        The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting or other consultants to advise the Committee and carry out its duties, and to conduct or authorize investigations into any matters within its scope of responsibilities.

        The Committee shall meet periodically with management, the internal auditors and the registered public accountants in separate executive sessions in furtherance of its purposes.

        The Committee shall make regular reports to the Board, and annually review the Committee's own performance.

        In performing its functions, the Committee shall undertake those tasks and responsibilities that, in its judgment, would most effectively contribute and implement the purposes of the Committee. The following functions are common recurring activities of the Committee in carrying out its oversight responsibility:

  •
  Review and discuss with management and the public accountants the Company's annual audited financial statements, including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations," and the matters required to be discussed pursuant to Statement on Auditing Standards No. 61, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

  •
  Review and discuss with management and the public accountants the Company's quarterly financial statements, including disclosures made under "Management's Discussion and Analysis of Financial Condition and Results of Operations" or similar disclosures, and the matters required to be discussed pursuant to Statement on Auditing Standards No. 61, prior to the filing of its Form 10-Q, including the results of the public accountants' review of the quarterly financial statements to the extent applicable.

  •
  Review and discuss with management and the public accountants, as applicable (1) major issues regarding accounting principles and financial statement presentations; (2) analysis prepared by management or the public accountants setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; (3) any management letter provided by the public accountants and the Company's response to that letter; (4) any problems, difficulties or differences encountered in the course of the audit work, including any disagreements with management or restrictions on the scope of the public accountants' activities or on access to requested information and management's response thereto; (5) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and (6) earnings press releases as well as financial information and earnings guidance provided to analysts and rating agencies.

  •
  Discuss with management on an annual basis the Company's major financial risk exposure and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

  •
  Obtain and review a report from the public accountants at least annually regarding (1) the registered public accountants' internal quality-control procedures; (2) any material issues raised by the most recent quality-control review, or peer review, of the firm; (3) any steps taken to deal with any such issues; (4) all relationships between the public accountants and the Company. Evaluate the qualifications, performance and independence of the public accountants, including a review and evaluation of the lead partner of the registered public accountant and taking into account the opinions of management and the Company's internal auditors.

  •
  Ensure that the lead audit partner of the public accountants and the audit partner responsible for reviewing the audit are rotated at least every five years as required by the Sarbanes-Oxley Act of 2002.

  •
  Recommend to the Board policies for the Company's hiring of employees or former employees of the public accountants who were engaged on the Company's account (recognizing that the Sarbanes-Oxley Act of 2002 does not permit the CEO, controller, CFO or chief accounting officer to have participated in the Company's audit as an employee of the public accountants during the preceding one-year period).

  •
  Discuss with the public accountants any communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement.

  •
  Discuss with the public accountants the internal audit department and its audit plan, responsibilities, budget and staffing.

  •
  Establish procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

  •
  Review disclosures made by the Company's principal executive officer or officers and principal financial officer or officers regarding compliance with their certification obligations as required under the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder, including the Company's disclosure controls and procedures and internal controls for financial reporting and evaluations thereof.

  •
  Review any reports of the registered public accountants mandated by Section 10A of the Securities Exchange Act of 1934, as amended, and obtain from the public accountants any information with respect to illegal acts in accordance with Section 10A.

  •
  Ensure that the Company maintains an internal audit function.

        The Committee shall monitor and review the establishment of actuarial assumptions and investment objectives, policies, and performance criteria for the management of the Company's retirement and benefit plans.

        The Committee shall review annually the performance of the Company's retirement and benefit plan asset investments.

Limitations of the Audit Committee's Role

        While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to prepare financial statements, plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the Company's independent accountants.

EXHIBIT C

QUANEX CORPORATION
COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE CHARTER

Purpose

        The Committee shall: (a) discharge the Board's responsibilities relating to compensation of the Company's Chief Executive Officer (the "CEO"), corporate officers, and the president of each business group (the "key executives"); (b) discharge the Board's responsibilities relating to the performance, development and succession planning for the CEO; and (c) produce an annual report on executive compensation for inclusion in the Company's proxy statement in accordance with applicable rules and regulations.

Procedure

        The Committee shall be composed of no fewer than three members, elected annually by a vote of a majority of the Board based on recommendations of the Chairman & CEO and reviewed by the Nominating & Corporate Governance Committee, and shall serve until their successors are appointed and qualify.

        The membership of the Committee shall meet the independence requirements of applicable laws, New York Stock Exchange and if deemed appropriate from time to time, meet the definition of "non-employee director" under Rule 16b-3 under the Securities and Exchange Act of 1934, and "outside director" for purposes of Section 162(m) of the Internal Revenue Code of 1986.

        The Committee shall annually review and reassess the adequacy of this Charter and recommend proposed changes to the Board for approval.

        The Committee shall annually review its own performance.

        The Committee may form and delegate duties to subcommittees when it is appropriate.

Compensation Oversight

        The Committee shall review and approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO's performance in light of those goals and objectives, and set the CEO's compensation level based on this evaluation.

        The Chairman of the Committee shall have the authority, upon consultation with the members of the Committee and to the extent the Chairman of the Committee deems appropriate, with the Chief Executive Officer, to retain, to terminate, to approve fees and other retention terms, for any compensation consultant to be used to assist in the evaluation of CEO compensation.

        The Committee shall review, approve and report to the Board regarding the Company's overall total compensation policy, including compensation philosophy, and strategy, short- and long- term incentive plans and programs, stock ownership plans, benefit plans, pension benefits and insurance programs for the CEO, corporate officers and key executives.

        The Committee shall review and approve the compensation paid to the CEO, corporate officers and key executives of the Company.

        The Committee shall review and approve the establishment and administration of stock bonus plans and stock option plans, and other equity based plans for employees and non-employee directors, and approve and ratify awards under such plans for the CEO, corporate officers, key executives, and key employees.

        The Committee shall adopt, administer, approve and ratify awards under the Company's Executive Incentive Compensation Plan (EICP), and the Long-Term Incentive Plans (L-TIP), including amendments to the awards made under any such plans; approve the establishment of targets for such plans; and review and monitor awards under such plans.

        The Committee shall review, approve and report to the Board of Directors with respect to any employment agreement, and termination agreement and severance arrangement for the CEO.

        The Committee shall approve the report of the Compensation & Management Development Committee to be included in the Company's Proxy Statement to be mailed in connection with meetings of stockholders of the Company.

Management Development

        The Committee shall annually review with the CEO the performance of corporate officers and key executives.

        The Committee may, at its discretion, review the structural organization of the Company and assist the CEO in developing recommendations for the selection of senior management personnel and their replacement successors.

        The Committee shall confer upon, and develop for consideration of the full Board, a recommendation of one or more candidates for CEO in the event the position becomes or is about to become vacant.

        The Committee may, at its discretion, review the adequacy of the management development program/processes to assure a capable cadre of talent to support the senior managerial needs of the Company.

EXHIBIT D

QUANEX CORPORATION
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

Purpose

        The Committee shall (a) develop, recommend and annually review a set of corporate governance principles in the form of corporate governance guidelines for the Company; (b) identify and recommend to the Board qualified individuals to fill Board vacancies during the intervals between Annual Meetings of shareholders; (c) identify and recommend to the Board the qualified director nominees for election or re-election for the next annual meeting of shareholders; and, (d) review annually and confirm with the Board the Company's programs relating to monitoring compliance with the Company's Code of Business Conduct & Ethics, and compliance with the laws, regulations and policies regarding environmental stewardship.

Procedure

        The Committee shall be composed of no fewer than three members, elected annually by vote of a majority of the Board based on recommendations of the Chairman & CEO, and reviewed by the Nominating & Corporate Governance Committee, and shall serve until their successors are appointed and qualify.

        The membership of the Committee shall meet the independence requirements of applicable laws, the New York Stock Exchange, and if deemed appropriate from time to time, meet the definition of "non-employee director" under Rule 16b-3 under the Securities Exchange Act of 1934, and the "outside director" for purposes of Section 162(m) of the Internal Revenue Code of 1986.

        The Committee shall annually review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

        The Committee shall annually review its own performance. |

        The Committee may form and delegate duties to subcommittees when appropriate.

Board Effectiveness

        As and when it deems necessary, the Committee shall study and review with management the overall effectiveness of the organization of the Board and the conduct of its business, and make recommendations to the Board, as appropriate.

        As and when it deems necessary, the Committee shall review the appropriateness and adequacy of information supplied to directors prior to and during Board meetings.

        As and when it deems necessary, the Committee shall review and make recommendations to the Board with respect to compensation to be paid or provided to members of the Board.

        The Committee shall evaluate annually the Board Self-Assessment.

        As and when it deems necessary, the Committee shall consider the overall relationship of directors with management.

Director Nomination, Election and Compensation

        The Committee shall review director classes each year and recommend directors to the Board for election or re-election.

        The Committee shall develop and maintain qualification criteria and procedures for the identification and recruitment of candidates for election to serve as directors of the Company.

        The Chairman of the Committee shall have the authority, upon consultation with the members of the Committee, and to the extent the Chairman of the Committee deems appropriate, with the Chief Executive Officer, to retain and terminate any search firm to be used to identify director candidates, and to approve the search firm's fees and other retention terms.

        The Committee shall consider nominees for director recommended by stockholders of the Company, provided such recommendations are addressed to the chairman of the Committee at the Company's principal executive office and received by the Chairman of the Committee before November 1st of each year with respect to the annual stockholders' meeting that is held thereafter.

        The Committee shall establish and review with the Board the form and amount of non-employee director compensation, including cash, equity-based awards, and other director compensation.

        As and when it deems necessary, the Committee may at its discretion, consult with appropriate advisers to determine appropriate levels of non-employee director compensation based on analysis of the market and peer company non-employee director compensation.

Business Conduct Oversight

        The Committee shall annually review and reassess the adequacy of the Corporate Governance Guidelines and the Company's Code of Business Conduct & Ethics, and recommend any proposed changes to the Board for approval.

        The Committee shall consider any requests for waivers from the Company's Code of Business Conduct & Ethics and assure that the Company makes disclosure of such waivers as may be required by the New York Stock Exchange and regulations of the Securities and Exchange Commission.

        The Committee shall review annually and report to the Board with respect to the Company's program relating to monitoring compliance with applicable laws relating to health, safety and the environment.

        The Committee shall review annually and report to the Board with respect to the Company's program relating to monitoring compliance with the Company's Code of Business Conduct.

        In performing the review of environmental compliance, the Committee recognizes that management and outside experts have more time, knowledge, and detailed information concerning the Company than do Committee members. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to conduct health, safety or environmental audits and investigations, or to assure compliance with laws and regulations and the Company's policies.

Please date, sign and mail your
proxy card in the envelope provided as soon as possible.

Annual Meeting of Shareholders of
QUANEX CORPORATION

February 26, 2003

Company Number                                 Account Number                                 Number of Shares                                 Control Number

Please detach and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' THE ELECTION OF DIRECTORS AND 'FOR' PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

		FOR ALL NOMINEES	WITHHOLD AUTHORITY FOR ALL NOMINEES	FOR ALL EXCEPT (See instructions below)					FOR	AGAINST	ABSTAIN
(1)	To elect two directors to serve until the Annual Meeting of Stockholders in 2006	☐	☐	☐	Nominees	☐ Donald G. Barger, Jr. ☐ Raymond A. Jean	(2)	To consider and act upon a proposal to amend the Company's 1996 Employee Stock Option and Restricted Stock Plan, and	☐	☐	☐
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "'FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ☒							(3)	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.
							Information with respect to the above matters is set forth in the Proxy Statement that accompanies this Notice.

							The Board of directors has fixed the close of business on January 9, 2003 as the record date for determining stockholders entitled to notice of and to vote at the meeting. A complete list of the stockholders entitled to vote at the meeting will be maintained at the Company's principal executive offices, will be open to the examination of any stockholder for any purpose germane to the meeting during ordinary business hours for a period of ten days prior to the meeting, and will be made available at the time and place of the meeting during the whole time thereof.
							Please execute your vote promptly. Your designation of a proxy is revocable and will not affect your right to vote in person if you find it convenient to attend the meeting.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.					☐		The Company's Annual Report to Stockholders for the year ended October 31, 2002, accompanies this Notice.

Signature of Stockholder                                          Date:                                 , 2002 Signature of Stockholder                                          Date:                                 , 2002

NOTE: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                              PLEASE CHECK HERE IF
                              YOU PLAN TO ATTEND
                              THE MEETING.                               ☐

Quanex Corporation 1900 West Loop South Suite 1500 Houston, Texas 77027 (713) 961-4600	QUANEX

                          January 21, 2003

Dear Fellow Stockholder:

        You are cordially invited to attend the Company's Annual Meeting of Stockholders to be held at 8:00 a.m., C.S.T., on Wednesday, February 26, 2003, at the Company's principal executive offices at 1900 West Loop South, 15th Floor, Houston, Texas.

        This year you will be asked to vote in favor of two proposals. The proposals concern the election of two directors and an amendment to the Company's 1996 Employee Stock Option and Restricted Stock Plan. These matters are more fully explained in the attached proxy statement, which you are encouraged to read.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU APPROVE THE PROPOSALS AND URGES YOU TO VOTE AT YOUR EARLIEST CONVENIENCE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

        Thank you for your cooperation.

                          Sincerely,

                          Raymond A. Jean
                          Chairman of the Board

PROXY

QUANEX CORPORATION

PROXY SOLICITED BY BOARD OF DIRECTORS

        If no specification is made, proxies will vote FOR the election of the nominees named on the reverse side or any substitute for them and FOR Item 2 as recommended by the Board of Directors.

        The undersigned stockholder(s) of Quanex Corporation appoints Joseph J. Ross and Vincent R. Scorsone, or either of them, proxies of the undersigned with power of substitution to vote, as designated on the reverse side of this card, all shares which the undersigned would be entitled to vote at the Annual Meeting of Stockholders to be held at the offices of Quanex Corporation, 1900 West Loop South, 15th Floor, Houston, Texas, on February 26, 2003 or any adjournment or adjournments thereof, on the matters described in the enclosed Proxy Statement dated January 21, 2003.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

QUANEX CORPORATION

February 26, 2003

Company Number                                 Account Number                                 Number of Shares                                 Control Number

PROXY VOTING INSTRUCTIONS

MAIL
Date, sign and mail your proxy card in the envelope provided as soon as possible.

TELEPHONE
Call toll-free 1-800-PROXIES from any touch-tone telephone and follow the instructions. Have your control number and proxy card available when you call.

INTERNET
Access "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.

        Please detach and mail in the envelope provided IF you are not voting via telephone or the Internet.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' THE ELECTION OF DIRECTORS AND 'FOR' PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

		FOR ALL NOMINEES	WITHHOLD AUTHORITY FOR ALL NOMINEES	FOR ALL EXCEPT (See instructions below)					FOR	AGAINST	ABSTAIN
(1)	To elect two directors to serve until the Annual Meeting of Stockholders in 2006	☐	☐	☐	Nominees	☐ Donald G. Barger, Jr. ☐ Raymond A. Jean	(2)	To consider and act upon a proposal to amend the Company's 1996 Employee Stock Option and Restricted Stock Plan, and	☐	☐	☐
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "'FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ☒							(3)	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.
							Information with respect to the above matters is set forth in the Proxy Statement that accompanies this Notice.

							The Board of directors has fixed the close of business on January 9, 2003 as the record date for determining stockholders entitled to notice of and to vote at the meeting. A complete list of the stockholders entitled to vote at the meeting will be maintained at the Company's principal executive offices, will be open to the examination of any stockholder for any purpose germane to the meeting during ordinary business hours for a period of ten days prior to the meeting, and will be made available at the time and place of the meeting during the whole time thereof.
							Please execute your vote promptly. Your designation of a proxy is revocable and will not affect your right to vote in person if you find it convenient to attend the meeting.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.					☐		The Company's Annual Report to Stockholders for the year ended October 31, 2002, accompanies this Notice. Please check here if you plan to attend the meeting.

Signature of Stockholder                                          Date:                                 , 2002 Signature of Stockholder                                          Date:                                 , 2002

NOTE: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                              PLEASE CHECK HERE IF
                              YOU PLAN TO ATTEND
                              THE MEETING.                               ☐

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held February 26, 2003
Annual Meeting of Stockholders To Be Held February 26, 2003
MATTERS TO COME BEFORE THE MEETING
EXECUTIVE OFFICERS
COMMITTEES OF THE BOARD OF DIRECTORS
Audit Committee
Compensation and Management Development Committee
Executive Committee
Nominating and Corporate Governance Committee
DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
SUMMARY COMPENSATION TABLE
Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values
FURTHER INFORMATION
Equity Compensation Plan Information
Comparative Five-Year Total Returns* Quanex Corp., Russell 2000, Peer Group (Performance results through 10/31/2002)
EXHIBIT A AMENDMENT TO THE QUANEX CORPORATION 1996 EMPLOYEE STOCK OPTION AND RESTRICTED STOCK PLAN
WITNESSETH
EXHIBIT B QUANEX CORPORATION AUDIT COMMITTEE CHARTER
EXHIBIT C QUANEX CORPORATION COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE CHARTER
EXHIBIT D QUANEX CORPORATION NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER